Exhibit 10.146

THIRD AMENDMENT

TO AIR RIGHTS LEASE

THIS THIRD AMENDMENT TO AIR RIGHTS LEASE (this “Third Amendment”) made as of the 10th day of July, 2013, by and between METRO KNOXVILLE HMA, LLC, a Tennessee limited liability company (“Landlord”), and OAK HILLS PARTNERS, LLC, a Tennessee limited liability company (“Tenant”) (Landlord and Tenant are referred to together as the “Parties”).

W I T N E S S E T H:

WHEREAS, St. Mary’s Health System, Inc. (“SMHS”), as landlord, and Jefferson Equity Partners, LLC (“JEP”), as tenant, entered into that certain Air Rights Lease dated of March 27, 2003 (the “Original Lease”);

WHEREAS, SMHS and Jefferson amended the Original Lease by that First Amendment to Air Rights Lease dated as of October 8, 2003 (the “First Amendment”);

WHEREAS, JEP assigned its interest in and to the Original Lease, as amended by the First Amendment, to Health Equity Partners, LLC (“HEP”) pursuant to an Assignment of Air Rights Lease dated October 28, 2003;

WHEREAS, SMHS and HEP further amended the Original Lease by that certain Second Amendment to Air Rights Lease dated as of October 8, 2008 (the “ Second Amendment”) (the Original Lease, as amended by the First Amendment and Second Amendment, is referred to herein as the “Lease”);

WHEREAS, HEP assigned its interest in and to the Lease to Tenant pursuant to an Assignment of Air Rights Lease dated July 29, 2011;

WHEREAS, SMHS assigned its interest in and to the Lease to Landlord pursuant to an Assignment and Assumption Agreement dated as of October 1, 2011; and

WHEREAS, Tenant and Landlord desire to confirm that the Lease is in full force and effect and to amend the Lease only as specifically provided in this Third Amendment.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Incorporation of Recitals. The above recitals are true and correct and are hereby incorporated by this reference.

2. Exhibit A. Exhibit A attached to the Lease is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

3. Vehicular and Pedestrian Ingress/Egress. The following provision is hereby added to the Lease as Section 3.8, to appear immediately following Section 3.7 of the Lease:

“3.8 Vehicular and Pedestrian Ingress/Egress.

Landlord hereby encumbers the Land for the benefit of, and as an appurtenance to, the Air Space Parcel and Tenant’s Facility, with a perpetual non-exclusive easement for vehicular access, ingress, and egress on, over and across the road and access ways currently and hereinafter constructed on the Land and Landlord’s Facility. Further, Landlord hereby encumbers the Land and Landlord’s Facility for the benefit of, and as an appurtenance to, the Air Space Parcel and Tenant’s Facility, with a non-exclusive right, privilege, and easement for pedestrian access, ingress, and egress on, over, and across the Land and through the Landlord’s Facility for purposes of accessing the Tenant’s Facility.”

4. Conflict. In the event of a conflict between the provisions of this Third Amendment and the provisions of the Lease, the provisions of this Third Amendment shall control.

5. Successors and Assigns. This Third Amendment shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and assigns.

6. Ratification. Except as herein expressly amended, each and every other term of the Lease shall remain unchanged and in full force and effect without modification, and Landlord and Tenant hereby ratify and affirm the same.

7. Counterpart Signatures. This Third Amendment may be executed in counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile signature of either party shall constitute an original signature of such party for all purposes and is binding on said party.

[Signatures appear on the following page]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Third Amendment to Lease to be duly executed on or as of the day and year first above written.

“LANDLORD”

METRO KNOXVILLE, HMA, LLC, a Tennessee limited liability company

By:

Printed Name:	Steven E. Clifton

Title:	Senior Vice President

Tenant’s Signature Appears on Next Page

“TENANT”

OAK HILL PARTNERS, LLC, a Tennessee limited liability company

By:	/s/ Norman T. Brinkman
Name:	Norman T. Brinkman
Title:	Managing Member

EXHIBIT A

DESCRIPTION OF THE AIR SPACE PARCEL

[Intentionally Omitted]